                              AMENDED AND RESTATED
                                      1998
                             U.S. INTERACTIVE, INC.
                                STOCK OPTION PLAN


                                    ARTICLE I
                                 Purpose of Plan

         The Stock Option Plan (the "Plan") of U.S. Interactive, Inc. (the "Company"), adopted by the Board of Directors and stockholders of the Company effective immediately after the merger of Digital Evolution, Inc. into the Company ("Merger") is intended to advance the best interests of the Company by providing executives and other employees of the Company or any Subsidiary who have substantial responsibility for the management and growth of the Company or any Subsidiary with additional incentives by allowing such executives and other employees to acquire an ownership interest in the Company. The Plan is a compensatory benefit plan within the meaning of Rule 701 under the Securities Act of 1933, as amended (the "Securities Act"), and, unless and until the Common Stock is publicly traded, the issuance of options and Common Stock pursuant to the Plan is intended to qualify for the exemption from registration under the Securities Act provided by Rule 701.

                                   ARTICLE II
                                   Definitions

         For purposes of the Plan, except as otherwise provided in the applicable Option Agreement, the following terms have the indicated meanings:

         "Affiliate" of any specified Person means any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person.

         "Board" means the Board of Directors of the Company.

         "Cause", unless otherwise determined by the Committee, means (i) a Participant's action or failure to act which (a) would materially adversely affect the reputation, operations or financial condition of the Company or any of its Subsidiaries; (ii) a willful failure by the Participant to perform such Participant's duties, except as a result of the Disability or death of the Participant; or (iii) a Participant's theft, embezzlement, perpetration of fraud, or misappropriation of any tangible or intangible assets or property of the Company or any of its Subsidiaries or attempted theft, embezzlement, perpetration of fraud, or misappropriation of any tangible or intangible assets or property of the Company or any of its Subsidiaries. In addition, and without limiting any of the foregoing "Cause" for purposes of this Plan shall also mean "Cause" as that term is defined in a Participant's employment agreement, if any, with the Company or a Subsidiary.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means the Compensation Committee or such other committee of the Board as the Board may designate to administer the Plan or, if for any reason the Board has not designated such a committee, the Board. The Committee, if other than the Board, shall be comprised of not less than two of the then members of the Board of Directors who qualify as "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Exchange Act and as "outside directors" within the meaning of Section 162(m) of the Code.

         "Common Stock" means the authorized but unissued Common Stock, with $.001 par value per share, of the Company.

         "Company" has the meaning ascribed thereto in the first paragraph hereof.

         "Disability" shall mean permanent and total disability, as defined in
Section 22(e) of the Code.

         "Fair Market Value" per share on any given date means the average of the closing prices of the sales of the Common Stock on all securities exchanges on which such stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such stock is not so listed, the average of the representative bid and asked prices quoted on the Nasdaq Stock Market as of 4:00 P.M., New York time, or, if on any day such stock is not quoted on the Nasdaq Stock Market, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization. If at any time the Common Stock is not listed or quoted, the Fair Market Value per share shall be determined by the Committee in good faith based on such factors as the members thereof, in the exercise of their business judgment, consider relevant.

         "Incentive Stock Option" shall mean any Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code or any successor provision.

         "Option Agreement" has the meaning ascribed thereto in Section 5.1.

         "Options" has the meaning ascribed thereto in Article IV.

         "Option Share mean (i) all shares of Common Stock issued or issuable upon the exercise of an Option and (ii) all shares of Common Stock issued with respect to the Common Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with any conversion; merger, consolidation or recapitalization or other reorganization affecting the Common Stock. Except as provided otherwise herein or in the applicable Option Agreement, Option Shares will continue to be Option Shares in the hands of any holder other than the Participant (except for the Company), and each such transferee thereof will succeed to the rights and obligations of a holder of Option Shares hereunder.

         "Participant" means any executive or other employee of the Company or any Subsidiary who has been selected to participate in the Plan by the Committee.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or any other legal entity.

         "Plan" has the meaning ascribed thereto in the first paragraph hereof.

         "Public Offering" means the sale, in an underwritten public offering, of shares of Common Stock registered under the Securities Act, except any public offering on a registration statement on Form S-3 or S-8 or similar form.

         "Sale of the Company" means a Change in Control of the Company or a sale of all or substantially all (more than 50%) of the assets of the Company in a single transaction or a series of related transactions; provided however, the Merger shall not be deemed to be a Change of Control for purposes of this Plan. For purposes hereof, a "Change of Control" of the Company shall mean an event of a nature that: (i) would be required to be reported in response to Item l(a) of the current report on Form 8-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") if the Company were (or is) required to file reports pursuant to the Exchange Act.

         "Securities Act" has the meaning ascribed thereto in the first paragraph hereof.

         "Subsidiary" means any subsidiary corporation (as such term is defined in Section 424(f) of the Code) of the Company, whether now existing or hereafter created.

         "Ten Percent Shareholder" shall mean any person to whom an Option is granted under this Plan who, at the time an Option is granted, owns directly or indirectly (within the meaning of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary.

         "Trigger Event" shall mean a Sale of the Company or the consummation of a public offering of securities of the Company in which the gross proceeds to the Company are not less than $10,000,000.

                                   ARTICLE III
                                 Administration

         The Plan shall be administered by the Committee. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) select Participants, (ii) grant Options to Participants in such forms and amounts as it shall determine, (iii) impose such limitations, restrictions and conditions upon each Option as it shall deem appropriate (which need not be identical), including but not limited to the vesting schedule for each Option granted, and modify or amend the terms of each outstanding Option (subject to the provisions of Section 6.6 hereof), (iv) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan, (vi) reduce the exercise price per share of outstanding and unexercised Options, (vii) accelerate or defer the exercise price per share or the time of exercise of any outstanding Option, (viii) authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee, and (ix) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be final, conclusive and binding upon the Participants, the Company and all other persons. All expenses associated with the administration of the Plan shall be borne by the Company. The Committee may, as approved by the Board and to the extent permissible by law, delegate any of its authority hereunder to such person or entities as it deems appropriate. No member of either the Committee or the Board of Directors shall participate in a decision to grant an option to such member.

                                   ARTICLE IV
                         Limitation on Aggregate Shares

         The number of shares of Common Stock with respect to which stock purchase options ("Options") may be granted under the Plan shall not exceed, in the aggregate 1,397,236 subject to adjustment in accordance with Section 6.3. To the extent any Options (i) expire unexercised, (ii) are cancelled, terminated or forfeited in any manner without the issuance of Common Stock thereunder, or
(iii) are tendered, whether by physical delivery or attestation, to the Company by a Participant as full or partial payment of the exercise price of any Option granted pursuant to the Plan, or in payment of any applicable withholding for federal, state, local or foreign income, payroll or other taxes incurred in connection with the exercise of any Option granted under the Plan, such shares shall again be available under the Plan. The shares of Common Stock available under the Plan may consist of authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine.

                                    ARTICLE V
                                     Awards

         5.1 Grant of Options. The Committee may grant Options to Participants from time to time in accordance with this Article V. Each Option granted hereunder to a Participant shall be embodied in a written Option Agreement (the "Option Agreement") which shall be signed by the Participant and by a duly authorized officer of the Company for and in the name and on behalf of the Company and shall be subject to the terms and conditions prescribed herein and to any other terms and conditions which the committee shall deem necessary and desirable in its sole discretion. Options granted under the Plan may be non-qualified stock options or Incentive Stock Options as specified by the Committee. The exercise price per share of Common Stock under each Option shall be fixed by the Committee at the time of grant of the Option and shall equal at least 100% of the Fair Market Value of a share of Common Stock on the date of grant (and at least 110% of the Fair Market Value in the case of an Incentive Stock Option granted to a Ten Percent Shareholder)(as adjusted pursuant to
Section 6.3). Subject to Section 5.5 below, Options shall be exercisable at such time or times as the Committee shall determine; provided, however, that to the extent that the aggregate Fair Market Value of the Common Stock (determined as of the date of Option grant) with respect to which Incentive Stock Options (but not non-qualified options) are exercisable for the first time by a Participant during any calendar year (under all stock option plans of the Company) shall exceed $100,000 or such higher amount as may be permitted from time to time under the Code, such Options shall be treated as non-qualified. The Committee shall determine the exercise period for each Option, which period shall not exceed ten years from the date of grant of the Option. In addition, no Options shall be granted hereunder after the tenth anniversary of the adoption of the Plan.

         5.2 Exercise Procedure. Options shall be exercisable by written notice to the Company (to the attention of the Company's Secretary) accompanied by payment in full of the applicable exercise price in cash, certified check, bank draft or money order or such other method as the Committee may agree. The Committee, in its sole discretion, and subject to such conditions as the Committee may determine, may permit the exercise of an Option by delivery of a promissory note.

         5.3 Exchange of Previously Acquired Stock. The Committee, in its sole discretion and subject to such conditions as the Committee may determine, may permit the exercise price for the shares being acquired upon the exercise of an Option to be paid, in full or in part, by the delivery to the Company of a number of shares of Common Stock having an aggregate Fair Market Value as of the date of exercise equal to part or all of such exercise price.

         5.4 Withholding Tax Requirements. It shall be a condition of the exercise of any Option that the Participant exercising the Option make appropriate payment or other provision acceptable to the Company with respect to any withholding tax requirement arising from such exercise. The amount of withholding tax required, if any, with respect to any Option exercise (the "Withholding Amount") shall be determined by the Treasurer or other appropriate officer of the Company, and the Participant shall furnish such information and make such representations as such officer requires to make such determination. If the Company determines that withholding tax is required with respect to any Option exercise, the Company shall notify the Participant of the Withholding Amount, and the Participant shall pay to the Company an amount not less than the Withholding Amount. In lieu of making such payment, the Participant may elect to pay the Withholding Amount by either (i) surrendering to the Company a number of shares of Common Stock having an aggregate Fair Market Value as of the "measurement date" (as defined below)not less than the Withholding Amount or
(ii) directing the Company to withhold (and not to deliver or issue to the Participant) a number of shares of Common Stock otherwise issuable upon the exercise of the Option having an aggregate Fair Market Value as of the measurement date not less than the Withholding Amount. In addition, if the Committee approves, a Participant may elect pursuant to the immediately preceding sentence to deliver or direct the withholding of shares of Common Stock having an aggregate Fair Market Value in excess of the minimum Withholding Amount but not in excess of the Participant's tax liability in connection with the Option exercise based on the highest applicable marginal combined federal income and state income tax rate, as estimated in good faith by such Participant. Any fractional share interests resulting from the delivery or withholding of shares of Common Stock to meet withholding tax requirements shall be settled in cash. All amounts paid to or withheld by the Company and the value of all shares of Common Stock delivered to or withheld by the Company pursuant to this Section 5.4 shall be deposited in accordance with applicable law by the Company as withholding tax for the Participant's account. If the Treasurer or other appropriate officer of the Company determines that no withholding tax is required with respect to the exercise of any Option (because such Option is an Incentive Stock Option or otherwise), but subsequently it is determined that the exercise resulted in taxable income as to which withholding is required (as a result of a disposition of shares or otherwise), the Participant shall promptly, upon being notified of the withholding requirement, pay to the Company by means acceptable to the Company the amount required to be withheld; and at its election the Company may condition any transfer of shares issued upon exercise of an Incentive Stock Option upon receipt of such payment. The term "measurement date" as used in this Section 5.4 shall mean the date on which any taxable income resulting from the exercise of an Option is determined under applicable federal income tax law.

         5.5 Conditions and Limitation on Exercise. At the sole discretion of the Committee, Options may be made exercisable, in one or more installments, upon (i) the happening of certain events, (ii) the passage of a specified period of time, (iii) the fulfillment of certain conditions and/or (iv) the achievement by the Company or a Subsidiary, as the case may be, of certain performance goals. Notwithstanding anything to the contrary in this Plan or any Option Agreement, no Option shall be exercisable, whether or not vested, before the effective date of any Trigger Event. Subject to the preceding sentence, unless the Committee specifies otherwise in the Option Agreement, every Option granted pursuant to this Plan will vest and become exercisable with respect to 25% of the Common Stock issuable upon exercise thereof (rounded to the nearest whole share; rounded up in the event of a half-share for Options granted after the adoption of this Amended and Restated 1998 U.S. Interactive, Inc. Stock Option
Plan) on each of the first, second and third anniversaries of the date of grant and the remainder shall vest on the fourth anniversary of the date of grant. In the event of a Sale of the Company the Committee may provide, in its sole discretion, that the outstanding Options which are immediately exercisable shall terminate if not exercised as of the date of the Sale of the Company or any other designated date or that such Options shall thereafter represent only the right to receive the excess of the consideration per share of Common Stock offered in such Sale of the Company over the exercise price of such Options. Upon a Trigger Event, the Committee may accelerate the vesting of any unvested Options.

         5.6      Expiration of Options.

         (a) Normal Expiration. In no event shall any part of any Option be exercisable after the stated date of expiration thereof.

                  (b) Early Expiration Upon Termination of Employment. Except as otherwise provided in the applicable Option Agreement, upon termination of a Participant's employment with the Company or its Subsidiaries for death, Disability or termination without cause by the Company or a Subsidiary, all Options or portions thereof held by such Participant that are not vested and exercisable on the date of such termination shall expire and be forfeited as of such date and all vested Options held by such Participant shall expire to the extent not theretofore exercised on the ninetieth (90th) day (one year if termination is caused by Participant's death or Disability) following the date of such termination. Upon voluntary termination of a Participant's employment or termination for Cause of a Participant's employment by the Company or a Subsidiary, all unexercised Options, whether or not vested, shall terminate immediately upon the earlier to occur of the date the Participant receives notice of the termination or the actual date of termination.

                                   ARTICLE VI
                               General Provisions

         6.1 Listing, Registration and Legal Compliance. If at anytime the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of Options or the purchase or issuance of shares thereunder, no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Committee may, in its discretion and without the Participant's consent, so reduce such period on not less than 15 days' written notice to the holders thereof.

         6.2 Options Not Transferable. No grant under the Plan, and no right or interest therein, shall be (a) assignable, alienable or transferable by a Participant, except by will or the laws of descent and distribution, or (b) subject to any obligation, or the lien or claims of any creditor, of any Participant, or (c) subject to any lien, encumbrance or claim of any party made in respect of or through any Participant, however arising. During the lifetime of a Participant, Options are exercisable only by, and shares of Common Stock issued upon the exercise of Options will be issued only to the Participant or his or her legal representative. The Committee may, in its sole discretion, authorize written designations of beneficiaries and authorize Participants to designate beneficiaries with the authority to exercise Options granted to a Participant in the event of his or her death. Notwithstanding the foregoing, the Committee may, in its sole discretion and on and subject to such terms and conditions as it shall deem appropriate, which terms and conditions shall be set forth in the related grant agreement: (i) authorize a Participant to transfer all or a portion of any Non-Qualified Option granted to such Participant; provided, that in no event shall any transfer be made to any person or persons other than such Participant's parents, spouse, children or grandchildren, siblings, or children of siblings, or a trust for the exclusive benefit of one or more such persons, which transfer must be made a gift and without any consideration; and (ii) provide for the transferability of a particular grant pursuant to a qualified domestic relations order. All other transfers and any retransfer by any permitted transferee are prohibited and any such purported transfer shall be null and void. Each Option which becomes the subject of a permitted transfer (and the Participant to whom it was granted by the Company) shall continue to be subject to the same terms and conditions as were in effect immediately prior to such permitted transfer. The Participant shall remain responsible to the Company for the payment of all withholding taxes incurred as a result of any exercise of such Option. In no event shall any permitted transfer of an Option create any right in any party in respect of any Option, other than the rights of the qualified transferee in respect of such Option specified in the related grant agreement.

         6.3 Adjustments. In the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change in the shares of Common Stock, the Board or the Committee shall, in order to prevent the dilution or enlargement of rights under the Plan or outstanding Options, adjust the number and type of shares as to which options may be granted under the Plan, the number and type of shares covered by outstanding Options, the exercise prices specified therein and other provisions of this Plan which specify a number of shares, all as such Board or Committee determines to be appropriate and equitable.

         6.4 Rights of Participation. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate or modify any Participant's employment at any time (with or without Cause), or confer upon any Participant any right to continue in the employ of the Company or any Subsidiary for any period of time or to continue to receive such Participant's current (or other) rate of compensation. No employee shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

         6.5 Amendment, Suspension and Termination of Plan. The Board or the Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board or the Committee may deem advisable; provided, however, that no such amendment shall be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed, and no such amendment, suspension or termination shall impair the rights of Participants under outstanding Options without the consent of the Participants affected thereby, except as otherwise provided herein. No Options shall be granted hereunder after the tenth anniversary of the approval of the Plan by the stockholders of the Company.

         6.6 Amendment of Outstanding Options. The Committee may amend or modify the terms of any Option Agreement in any manner to the extent that the Committee would have the authority under the Plan initially to grant an Option with such amended terms; provided that, except as expressly contemplated elsewhere herein or in the Option Agreement no such amendment or modification shall impair the rights of any Participant under any outstanding Option without the consent of such Participant.

         6.7 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted under the Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided, however, that any such Committee member shall be entitled to the indemnification rights set forth in this Section
6.7 only if such member has acted in good faith and in a manner that such member reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and further provided that upon the institution of any such action, suit or proceeding a Committee member shall give the Company written notice thereof and an opportunity to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.

         6.8 Restricted Securities. All Common Stock issued pursuant to the terms of this Plan shall constitute "restricted securities," as that term is defined in Rule 144 promulgated pursuant to the Securities Act, and may not be transferred except in compliance with the registration requirements of the Securities Act or an exemption therefrom.

         6.9 Governing Law. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the state of incorporation of the Company at the time of the determination.

         6.10 No Restriction on Corporate Actions. No provision of this Plan or any Option shall be construed to prevent the Company from taking any corporate action deemed by the Company to be appropriate or in its best interest, whether or not such action could have an adverse effect on the Plan or any Options granted hereunder, and no Option holder or Option holder's estate, personal representative or beneficiary shall have any claim against the Company as a result of taking such action. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees or directors of, or consultants to, the Company.

                                     * * * *

                                                       $100,000 Limitation Grant



          AGREEMENT EVIDENCING A GRANT OF AN INCENTIVE STOCK OPTION AND
            NON-QUALIFIED STOCK OPTION UNDER THE AMENDED AND RESTATED
                  1998 U.S. INTERACTIVE, INC. STOCK OPTION PLAN


                  Agreement (this "Agreement") made as of March 1, 1999 (the "Grant Date"), between U.S. Interactive, Inc. (the "Company"), and Stephen T. Zarrilli ("Grantee").

                  1. Grant of Option. Pursuant to the Amended and Restated 1998 Stock Option Plan of the Company (the "Plan"), the Company hereby grants to Grantee, as of the Grant Date, an incentive stock option to the extent all or any portion of this Option qualifies as an "incentive stock option" under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and to the extent that all or any portion of this Option does not so qualify as an "incentive stock option" under the Code, a non-qualified stock option (together, the "Option"), to purchase an aggregate of 100,000 shares (the "Option Shares") of the Common Stock of the Company (the "Common Stock") at a price of $5.00 per share of Common Stock, subject to adjustment and the other terms and conditions set forth herein and in the Plan. Capitalized terms herein shall have the meaning set forth in the Plan unless otherwise defined herein.

                  2. Grantee Bound by Plan. Enclosed is a copy of the Plan which is incorporated herein by reference and made a part hereof. The Plan shall govern all aspects of this Agreement except as otherwise specifically stated herein. Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. Unless otherwise defined herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan. The Plan should be carefully examined before any decision is made to exercise this Option. In accordance with the terms of the Plan, except as expressly set forth in this Agreement, both vested and unvested options are subject to expiration and forfeiture upon termination of the Grantee's employment with the Company or a Subsidiary, death or disability. The date on which the expiration and forfeiture will occur is set forth more fully in the Plan.

                  3. Exercise of Option. Subject to the earlier termination of the Option as provided herein and in the Plan, the Option shall vest with respect to 100% of the Option Shares over a four (4) year period, with 25% of the Option Shares (rounded up in the event of a half-share) vesting on each of the first, second and third anniversaries of the Grant Date; and the remainder shall vest on the fourth anniversary of the Grant Date. Subject to the foregoing, and only to the extent of the number of Option Shares which are then vested, the Option may be exercised only after a Trigger Event by written notice to the Company; provided however, if the Option otherwise qualifies as an Incentive Stock Option, the Option may be exercised only for that number of Option Shares which have a Fair Market Value at the Grant Date (when combined with the Fair Market Value of any other incentive stock options (as of the grant date of such options) exercisable for the first time in the same calendar year under any option plan of the Company) equal to or less than $100,000 (or such higher amount as permitted from time to time under the Code). Subject to the earlier termination of the Option as provided herein and in the Plan, any portion of the Option otherwise exercisable with respect to Option Shares then vested but not exercisable due to the immediately preceding sentence shall not be exercisable until the earlier of (a) such time that such portion of the Option can be exercised without exceeding the $100,000 limitation set forth above; or (b) nine years eleven months after the Grant Date.

         This Option shall not be exercisable in any event after the tenth anniversary [fifth anniversary in the case of a Ten Percent Shareholder] of the Grant Date. This Option may not be exercised for a fraction of a share of Common Stock. Unvested Options are subject to cancellation as provided in the Plan.

         To the extent the aggregate Fair Market Value of the Common Stock (determined as of the date of the Option grant) with respect to which Incentive Stock Options (but not non-qualified options) are exercisable for the first time by a Participant during any calendar year (under all stock option plans of the Company) shall exceed $100,000 or such higher amount as may be permitted from time to time under the Code, such Options shall be treated as non-qualified.

                  4. Conditions to Exercise. This Option may not be exercised by Grantee unless the following conditions are met:

                           (a) legal counsel for the Company must be satisfied
at the time of exercise that the issuance of Option Shares upon exercise will be in compliance with the Securities Act of 1933, as amended (the "Securities Act") and applicable United States federal, state and local laws and foreign laws; and

                           (b) Grantee must pay at the time of exercise the full
purchase price for the shares of Common Stock being acquired hereunder (i) in cash or by certified check or (ii) by delivery of other shares of Common Stock which have an aggregate Fair Market Value equal to the full exercise price in accordance with Section 1 for such Option shares being purchased upon such exercise, or (iii) by surrendering a portion of this Option which entitles the Grantee to purchase Option Shares which have vested and have an aggregate Fair Market Value equal to the full exercise price in accordance with Section 1 for such Option shares being purchased upon such exercise or (iv) through a combination thereof. In the event of the exercise of a non-qualified stock option, the Grantee must also remit the appropriate withholding taxes due upon exercise, in cash or in such other manner approved by the Committee. Please refer to the Plan for a complete description of method of delivery of Option shares pursuant to this Section 4(b).

                  5. Transferability. This Option may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by Grantee, except by will or the laws of descent and distribution (in which case, such transferee shall succeed to the rights and obligations of Grantee hereunder) and is exercisable during Grantee's lifetime only by Grantee. If Grantee or anyone claiming under or through Grantee attempts to violate this Paragraph 5, such attempted violation shall be null and void and without effect, and the Company's obligation hereunder shall terminate. If at the time of Grantee's death this Option has not been fully exercised, Grantee's estate or any person who acquires the right to exercise this Option by bequest or inheritance or by reason of Grantee's death may, at any time within one year after the date of Grantee's death (but in no event after the expiration of ten years from the Grant Date), exercise this Option with respect to the number of shares, determined under
Section 3 above, as to which Grantee could have exercised the Option at the time of Grantee's death. The applicable requirements of paragraph 4 above must be satisfied in full at the time of such exercise.

                  6. Administration. Any action taken or decision made by the Company, the Board or the Committee or its delegates arising out of or in connection with the construction, administration, interpretation or effect of the Plan or this Agreement shall lie within its sole and absolute discretion, as the case may be, and shall be final, conclusive and binding on Grantee and all persons claiming under or through Grantee. By accepting this grant or other benefit under the Plan, Grantee and each person claiming under or through Grantee shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee or its delegates.

                  7. No Rights as Stockholder. Unless and until a certificate or certificates representing such shares of Common Stock shall have been issued to Grantee (or any person acting under Paragraph 5 above), Grantee shall not be or have any of the rights or privileges of a stockholder of the Company with respect to shares of Common Stock acquirable upon exercise of the Option.

                  8. Disqualifying Disposition of Shares. In the event that Grantee exercises an Incentive Stock Option, and subsequently agrees to sell or dispose of the Option Shares acquired upon exercise before either (1) the expiration of two (2) years from the Grant Date, or (ii) the expiration of one
(1) year from the date of exercise, the Grantee must notify the Company of such disposition and the terms thereof and make arrangements to pay the Company in cash the amount of the withholding taxes, if any, due upon such disposition, as determined by the Company, and the transfer of such shares on the Company's records shall be conditioned on the payment of such taxes.

                  9. Investment Representation. Grantee hereby acknowledges that the shares of Common Stock which Grantee may acquire by exercising the Option shall be acquired for investment without a view to distribution, within the meaning of the Securities Act, and shall not be sold, transferred, assigned, pledged or hypothecated in the absence of an effective registration statement for the shares of Common Stock under the Securities Act and applicable state securities laws or an applicable exemption from the registration requirements of the Act and any applicable state securities laws. Grantee also agrees that the shares of Common Stock which Grantee may acquire by exercising the Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state.

                  10. Listing and Registration of Common Stock. The Company, in its discretion, may postpone the issuance and/or delivery of shares of Common Stock upon any exercise of this Option until completion of such stock exchange listing, or registration, or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may reasonably in good faith consider appropriate.

                  11. Notices. Any notice hereunder to the Company shall be addressed to the Company, Attention: Corporate Secretary, and any notice hereunder to Grantee shall be addressed to Grantee at Grantee's last address on the records of the Company, subject to the right of either party to designate at any time hereafter in writing some other address. Any notice shall be deemed to have been duly given when delivered personally, one day following dispatch if sent by nationally recognized overnight courier, fees prepaid, or three days following mailing if sent by registered mail, return receipt requested, postage prepaid and addressed as set forth above.

                  12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Grantee.

                  13. Governing Law. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to this Agreement, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

                  IN WITNESS WHEREOF, the Company and Grantee have executed this Agreement as of the date first above written.

                                     U.S. INTERACTIVE, INC.

                                     By:      /s/
                                   Name: E. Michael Forgash
                                  Title:

         GRANTEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION IS EARNED ONLY BY CONTINUING EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH GRANTEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OR MODIFY GRANTEE'S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

                  Grantee acknowledges receipt of a copy of the Plan and represents that Grantee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof except as otherwise specifically stated in this Option Agreement. Grantee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of this Option Agreement. Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.


                                                     GRANTEE


                                              /s/
                                                 ------------------------------

                                                     Employee's Signature


                                                       Stephen Zarrilli
                                                ------------------------------
                                                     Name of Employee (Print)

                                                       $100,000 Limitation Grant



          AGREEMENT EVIDENCING A GRANT OF AN INCENTIVE STOCK OPTION AND
            NON-QUALIFIED STOCK OPTION UNDER THE AMENDED AND RESTATED
                  1998 U.S. INTERACTIVE, INC. STOCK OPTION PLAN


                  Agreement (this "Agreement") made as of March 12, 1999 (the "Grant Date"), between U.S. Interactive, Inc. (the "Company"), and Philip L. Calamia ("Grantee").

                  1. Grant of Option. Pursuant to the Amended and Restated 1998 Stock Option Plan of the Company (the "Plan"), the Company hereby grants to Grantee, as of the Grant Date, an incentive stock option to the extent all or any portion of this Option qualifies as an "incentive stock option" under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and to the extent that all or any portion of this Option does not so qualify as an "incentive stock option" under the Code, a non-qualified stock option (together, the "Option"), to purchase an aggregate of 50,000 shares (the "Option Shares") of the Common Stock of the Company (the "Common Stock") at a price of $5.00 per share of Common Stock, subject to adjustment and the other terms and conditions set forth herein and in the Plan. Capitalized terms herein shall have the meaning set forth in the Plan unless otherwise defined herein.

                  2. Grantee Bound by Plan. Enclosed is a copy of the Plan which is incorporated herein by reference and made a part hereof. The Plan shall govern all aspects of this Agreement except as otherwise specifically stated herein. Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. Unless otherwise defined herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan. The Plan should be carefully examined before any decision is made to exercise this Option. In accordance with the terms of the Plan, except as expressly set forth in this Agreement, both vested and unvested options are subject to expiration and forfeiture upon termination of the Grantee's employment with the Company or a Subsidiary, death or disability. The date on which the expiration and forfeiture will occur is set forth more fully in the Plan.

                  3. Exercise of Option. Subject to the earlier termination of the Option as provided herein and in the Plan, the Option shall vest with respect to 50% of the Option Shares upon Grant Date and with respect to the balance of the Option Shares over a four (4) year period, with 25% of the Option Shares (rounded up in the event of a half-share) vesting on each of the first, second and third anniversaries of the Grant Date; and the remainder shall vest on the fourth anniversary of the Grant Date. Subject to the foregoing, and only to the extent of the number of Option Shares which are then vested, the Option may be exercised only after a Trigger Event by written notice to the Company; provided however, if the Option otherwise qualifies as an Incentive Stock Option, the Option may be exercised only for that number of Option Shares which have a Fair Market Value at the Grant Date (when combined with the Fair Market Value of any other incentive stock options (as of the grant date of such options) exercisable for the first time in the same calendar year under any option plan of the Company) equal to or less than $100,000 (or such higher amount as permitted from time to time under the Code). Subject to the earlier termination of the Option as provided herein and in the Plan, any portion of the Option otherwise exercisable with respect to Option Shares then vested but not exercisable due to the immediately preceding sentence shall not be exercisable until the earlier of (a) such time that such portion of the Option can be exercised without exceeding the $100,000 limitation set forth above; or (b) nine years eleven months after the Grant Date.

         This Option shall not be exercisable in any event after the tenth anniversary [fifth anniversary in the case of a Ten Percent Shareholder] of the Grant Date. This Option may not be exercised for a fraction of a share of Common Stock. Unvested Options are subject to cancellation as provided in the Plan.

         To the extent the aggregate Fair Market Value of the Common Stock (determined as of the date of the Option grant) with respect to which Incentive Stock Options (but not non-qualified options) are exercisable for the first time by a Participant during any calendar year (under all stock option plans of the Company) shall exceed $100,000 or such higher amount as may be permitted from time to time under the Code, such Options shall be treated as non-qualified.

                  4. Conditions to Exercise. This Option may not be exercised by Grantee unless the following conditions are met:

                           (a) legal counsel for the Company must be satisfied
at the time of exercise that the issuance of Option Shares upon exercise will be in compliance with the Securities Act of 1933, as amended (the "Securities Act") and applicable United States federal, state and local laws and foreign laws; and

                           (b) Grantee must pay at the time of exercise the full
purchase price for the shares of Common Stock being acquired hereunder (i) in cash or by certified check or (ii) by delivery of other shares of Common Stock which have an aggregate Fair Market Value equal to the full exercise price in accordance with Section 1 for such Option shares being purchased upon such exercise, or (iii) by surrendering a portion of this Option which entitles the Grantee to purchase Option Shares which have vested and have an aggregate Fair Market Value equal to the full exercise price in accordance with Section 1 for such Option shares being purchased upon such exercise or (iv) through a combination thereof. In the event of the exercise of a non-qualified stock option, the Grantee must also remit the appropriate withholding taxes due upon exercise, in cash or in such other manner approved by the Committee. Please refer to the Plan for a complete description of method of delivery of Option shares pursuant to this Section 4(b).

                  5. Transferability. This Option may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by Grantee, except by will or the laws of descent and distribution (in which case, such transferee shall succeed to the rights and obligations of Grantee hereunder) and is exercisable during Grantee's lifetime only by Grantee. If Grantee or anyone claiming under or through Grantee attempts to violate this Paragraph 5, such attempted violation shall be null and void and without effect, and the Company's obligation hereunder shall terminate. If at the time of Grantee's death this Option has not been fully exercised, Grantee's estate or any person who acquires the right to exercise this Option by bequest or inheritance or by reason of Grantee's death may, at any time within one year after the date of Grantee's death (but in no event after the expiration of ten years from the Grant Date), exercise this Option with respect to the number of shares, determined under
Section 3 above, as to which Grantee could have exercised the Option at the time of Grantee's death. The applicable requirements of paragraph 4 above must be satisfied in full at the time of such exercise.

                  6. Administration. Any action taken or decision made by the Company, the Board or the Committee or its delegates arising out of or in connection with the construction, administration, interpretation or effect of the Plan or this Agreement shall lie within its sole and absolute discretion, as the case may be, and shall be final, conclusive and binding on Grantee and all persons claiming under or through Grantee. By accepting this grant or other benefit under the Plan, Grantee and each person claiming under or through Grantee shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee or its delegates.

                  7. No Rights as Stockholder. Unless and until a certificate or certificates representing such shares of Common Stock shall have been issued to Grantee (or any person acting under Paragraph 5 above), Grantee shall not be or have any of the rights or privileges of a stockholder of the Company with respect to shares of Common Stock acquirable upon exercise of the Option.

                  8. Disqualifying Disposition of Shares. In the event that Grantee exercises an Incentive Stock Option, and subsequently agrees to sell or dispose of the Option Shares acquired upon exercise before either (1) the expiration of two (2) years from the Grant Date, or (ii) the expiration of one
(1) year from the date of exercise, the Grantee must notify the Company of such disposition and the terms thereof and make arrangements to pay the Company in cash the amount of the withholding taxes, if any, due upon such disposition, as determined by the Company, and the transfer of such shares on the Company's records shall be conditioned on the payment of such taxes.

                  9. Investment Representation. Grantee hereby acknowledges that the shares of Common Stock which Grantee may acquire by exercising the Option shall be acquired for investment without a view to distribution, within the meaning of the Securities Act, and shall not be sold, transferred, assigned, pledged or hypothecated in the absence of an effective registration statement for the shares of Common Stock under the Securities Act and applicable state securities laws or an applicable exemption from the registration requirements of the Act and any applicable state securities laws. Grantee also agrees that the shares of Common Stock which Grantee may acquire by exercising the Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state.

                  10. Listing and Registration of Common Stock. The Company, in its discretion, may postpone the issuance and/or delivery of shares of Common Stock upon any exercise of this Option until completion of such stock exchange listing, or registration, or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may reasonably in good faith consider appropriate.

                  11. Notices. Any notice hereunder to the Company shall be addressed to the Company, Attention: Corporate Secretary, and any notice hereunder to Grantee shall be addressed to Grantee at Grantee's last address on the records of the Company, subject to the right of either party to designate at any time hereafter in writing some other address. Any notice shall be deemed to have been duly given when delivered personally, one day following dispatch if sent by nationally recognized overnight courier, fees prepaid, or three days following mailing if sent by registered mail, return receipt requested, postage prepaid and addressed as set forth above.

                  12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Grantee.

                  13. Governing Law. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to this Agreement, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

                  IN WITNESS WHEREOF, the Company and Grantee have executed this Agreement as of the date first above written.

                                           U.S. INTERACTIVE, INC.

                                           By:      /s/
                                                ------------------------------
                                         Name: Stephen T. Zarrilli
                                        Title: CEO

         GRANTEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION IS EARNED ONLY BY CONTINUING EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH GRANTEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OR MODIFY GRANTEE'S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

                  Grantee acknowledges receipt of a copy of the Plan and represents that Grantee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof except as otherwise specifically stated in this Option Agreement. Grantee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of this Option Agreement. Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.


                                              GRANTEE


                                              /s/
                                                ------------------------------
                                                     Employee's Signature


                                                        Philp L. Calamia
                                                ------------------------------
                                                     Name of Employee (Print)

                                                       $100,000 Limitation Grant



          AGREEMENT EVIDENCING A GRANT OF AN INCENTIVE STOCK OPTION AND
            NON-QUALIFIED STOCK OPTION UNDER THE AMENDED AND RESTATED
                  1998 U.S. INTERACTIVE, INC. STOCK OPTION PLAN


                  Agreement (this "Agreement") made as of March 12, 1999 (the "Grant Date"), between U.S. Interactive, Inc. (the "Company"), and Michael M. Carter ("Grantee").

                  1. Grant of Option. Pursuant to the Amended and Restated 1998 Stock Option Plan of the Company (the "Plan"), the Company hereby grants to Grantee, as of the Grant Date, an incentive stock option to the extent all or any portion of this Option qualifies as an "incentive stock option" under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and to the extent that all or any portion of this Option does not so qualify as an "incentive stock option" under the Code, a non-qualified stock option (together, the "Option"), to purchase an aggregate of 30,000 shares (the "Option Shares") of the Common Stock of the Company (the "Common Stock") at a price of $5.00 per share of Common Stock, subject to adjustment and the other terms and conditions set forth herein and in the Plan. Capitalized terms herein shall have the meaning set forth in the Plan unless otherwise defined herein.

                  2. Grantee Bound by Plan. Enclosed is a copy of the Plan which is incorporated herein by reference and made a part hereof. The Plan shall govern all aspects of this Agreement except as otherwise specifically stated herein. Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. Unless otherwise defined herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan. The Plan should be carefully examined before any decision is made to exercise this Option. In accordance with the terms of the Plan, except as expressly set forth in this Agreement, both vested and unvested options are subject to expiration and forfeiture upon termination of the Grantee's employment with the Company or a Subsidiary, death or disability. The date on which the expiration and forfeiture will occur is set forth more fully in the Plan.

                  3. Exercise of Option. Subject to the earlier termination of the Option as provided herein and in the Plan, the Option shall vest with respect to 50% of the Option Shares upon Grant Date and with respect to the balance of the Option Shares over a four (4) year period, with 25% of the Option Shares (rounded up in the event of a half-share) vesting on each of the first, second and third anniversaries of the Grant Date; and the remainder shall vest on the fourth anniversary of the Grant Date. Subject to the foregoing, and only to the extent of the number of Option Shares which are then vested, the Option may be exercised only after a Trigger Event by written notice to the Company; provided however, if the Option otherwise qualifies as an Incentive Stock Option, the Option may be exercised only for that number of Option Shares which have a Fair Market Value at the Grant Date (when combined with the Fair Market Value of any other incentive stock options (as of the grant date of such options) exercisable for the first time in the same calendar year under any option plan of the Company) equal to or less than $100,000 (or such higher amount as permitted from time to time under the Code). Subject to the earlier termination of the Option as provided herein and in the Plan, any portion of the Option otherwise exercisable with respect to Option Shares then vested but not exercisable due to the immediately preceding sentence shall not be exercisable until the earlier of (a) such time that such portion of the Option can be exercised without exceeding the $100,000 limitation set forth above; or (b) nine years eleven months after the Grant Date.

         This Option shall not be exercisable in any event after the tenth anniversary [fifth anniversary in the case of a Ten Percent Shareholder] of the Grant Date. This Option may not be exercised for a fraction of a share of Common Stock. Unvested Options are subject to cancellation as provided in the Plan.

         To the extent the aggregate Fair Market Value of the Common Stock (determined as of the date of the Option grant) with respect to which Incentive Stock Options (but not non-qualified options) are exercisable for the first time by a Participant during any calendar year (under all stock option plans of the Company) shall exceed $100,000 or such higher amount as may be permitted from time to time under the Code, such Options shall be treated as non-qualified.

                  4. Conditions to Exercise. This Option may not be exercised by Grantee unless the following conditions are met:

                           (a) legal counsel for the Company must be satisfied
at the time of exercise that the issuance of Option Shares upon exercise will be in compliance with the Securities Act of 1933, as amended (the "Securities Act") and applicable United States federal, state and local laws and foreign laws; and

                           (b) Grantee must pay at the time of exercise the full
purchase price for the shares of Common Stock being acquired hereunder (i) in cash or by certified check or (ii) by delivery of other shares of Common Stock which have an aggregate Fair Market Value equal to the full exercise price in accordance with Section 1 for such Option shares being purchased upon such exercise, or (iii) by surrendering a portion of this Option which entitles the Grantee to purchase Option Shares which have vested and have an aggregate Fair Market Value equal to the full exercise price in accordance with Section 1 for such Option shares being purchased upon such exercise or (iv) through a combination thereof. In the event of the exercise of a non-qualified stock option, the Grantee must also remit the appropriate withholding taxes due upon exercise, in cash or in such other manner approved by the Committee. Please refer to the Plan for a complete description of method of delivery of Option shares pursuant to this Section 4(b).

                  5. Transferability. This Option may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by Grantee, except by will or the laws of descent and distribution (in which case, such transferee shall succeed to the rights and obligations of Grantee hereunder) and is exercisable during Grantee's lifetime only by Grantee. If Grantee or anyone claiming under or through Grantee attempts to violate this Paragraph 5, such attempted violation shall be null and void and without effect, and the Company's obligation hereunder shall terminate. If at the time of Grantee's death this Option has not been fully exercised, Grantee's estate or any person who acquires the right to exercise this Option by bequest or inheritance or by reason of Grantee's death may, at any time within one year after the date of Grantee's death (but in no event after the expiration of ten years from the Grant Date), exercise this Option with respect to the number of shares, determined under
Section 3 above, as to which Grantee could have exercised the Option at the time of Grantee's death. The applicable requirements of paragraph 4 above must be satisfied in full at the time of such exercise.

                  6. Administration. Any action taken or decision made by the Company, the Board or the Committee or its delegates arising out of or in connection with the construction, administration, interpretation or effect of the Plan or this Agreement shall lie within its sole and absolute discretion, as the case may be, and shall be final, conclusive and binding on Grantee and all persons claiming under or through Grantee. By accepting this grant or other benefit under the Plan, Grantee and each person claiming under or through Grantee shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee or its delegates.

                  7. No Rights as Stockholder. Unless and until a certificate or certificates representing such shares of Common Stock shall have been issued to Grantee (or any person acting under Paragraph 5 above), Grantee shall not be or have any of the rights or privileges of a stockholder of the Company with respect to shares of Common Stock acquirable upon exercise of the Option.

                  8. Disqualifying Disposition of Shares. In the event that Grantee exercises an Incentive Stock Option, and subsequently agrees to sell or dispose of the Option Shares acquired upon exercise before either (1) the expiration of two (2) years from the Grant Date, or (ii) the expiration of one
(1) year from the date of exercise, the Grantee must notify the Company of such disposition and the terms thereof and make arrangements to pay the Company in cash the amount of the withholding taxes, if any, due upon such disposition, as determined by the Company, and the transfer of such shares on the Company's records shall be conditioned on the payment of such taxes.

                  9. Investment Representation. Grantee hereby acknowledges that the shares of Common Stock which Grantee may acquire by exercising the Option shall be acquired for investment without a view to distribution, within the meaning of the Securities Act, and shall not be sold, transferred, assigned, pledged or hypothecated in the absence of an effective registration statement for the shares of Common Stock under the Securities Act and applicable state securities laws or an applicable exemption from the registration requirements of the Act and any applicable state securities laws. Grantee also agrees that the shares of Common Stock which Grantee may acquire by exercising the Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state.

                  10. Listing and Registration of Common Stock. The Company, in its discretion, may postpone the issuance and/or delivery of shares of Common Stock upon any exercise of this Option until completion of such stock exchange listing, or registration, or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may reasonably in good faith consider appropriate.

                  11. Notices. Any notice hereunder to the Company shall be addressed to the Company, Attention: Corporate Secretary, and any notice hereunder to Grantee shall be addressed to Grantee at Grantee's last address on the records of the Company, subject to the right of either party to designate at any time hereafter in writing some other address. Any notice shall be deemed to have been duly given when delivered personally, one day following dispatch if sent by nationally recognized overnight courier, fees prepaid, or three days following mailing if sent by registered mail, return receipt requested, postage prepaid and addressed as set forth above.

                  12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Grantee.

                  13. Governing Law. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to this Agreement, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

                  IN WITNESS WHEREOF, the Company and Grantee have executed this Agreement as of the date first above written.

                                              U.S. INTERACTIVE, INC.

                                             By: /s/
                                                ------------------------------
                                                   Name: Stephen T. Zarrilli
                                                  Title: CEO

         GRANTEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION IS EARNED ONLY BY CONTINUING EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH GRANTEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OR MODIFY GRANTEE'S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

                  Grantee acknowledges receipt of a copy of the Plan and represents that Grantee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof except as otherwise specifically stated in this Option Agreement. Grantee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of this Option Agreement. Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.


                                              GRANTEE


                                              /s/
                                                ------------------------------
                                                     Employee's Signature


                                                      Michael M. Carter
                                                -----------------------------
                                                 Name of Employee (Print)

                                                       $100,000 Limitation Grant



          AGREEMENT EVIDENCING A GRANT OF AN INCENTIVE STOCK OPTION AND
            NON-QUALIFIED STOCK OPTION UNDER THE AMENDED AND RESTATED
                  1998 U.S. INTERACTIVE, INC. STOCK OPTION PLAN


                  Agreement (this "Agreement") made as of May 24, 1999 (the "Grant Date"), between U.S. Interactive, Inc. (the "Company"), and Philip L. Calamia ("Grantee").

                  1. Grant of Option. Pursuant to the Amended and Restated 1998 Stock Option Plan of the Company (the "Plan"), the Company hereby grants to Grantee, as of the Grant Date, an incentive stock option to the extent all or any portion of this Option qualifies as an "incentive stock option" under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and to the extent that all or any portion of this Option does not so qualify as an "incentive stock option" under the Code, a non-qualified stock option (together, the "Option"), to purchase an aggregate of 60,000 shares (the "Option Shares") of the Common Stock of the Company (the "Common Stock") at a price of $9.25 per share of Common Stock, subject to adjustment and the other terms and conditions set forth herein and in the Plan. Capitalized terms herein shall have the meaning set forth in the Plan unless otherwise defined herein.

                  2. Grantee Bound by Plan. Enclosed is a copy of the Plan which is incorporated herein by reference and made a part hereof. The Plan shall govern all aspects of this Agreement except as otherwise specifically stated herein. Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. Unless otherwise defined herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan. The Plan should be carefully examined before any decision is made to exercise this Option. In accordance with the terms of the Plan, except as expressly set forth in this Agreement, both vested and unvested options are subject to expiration and forfeiture upon termination of the Grantee's employment with the Company or a Subsidiary, death or disability. The date on which the expiration and forfeiture will occur is set forth more fully in the Plan.

                  3. Exercise of Option. Subject to the earlier termination of the Option as provided herein and in the Plan, the Option shall vest with respect to 100% of the Option Shares over a four (4) year period, with 25% of the Option Shares (rounded up in the event of a half-share) vesting on each of the first, second and third anniversaries of the Grant Date; and the remainder shall vest on the fourth anniversary of the Grant Date. Subject to the foregoing, and only to the extent of the number of Option Shares which are then vested, the Option may be exercised only after a Trigger Event by written notice to the Company; provided however, if the Option otherwise qualifies as an Incentive Stock Option, the Option may be exercised only for that number of Option Shares which have a Fair Market Value at the Grant Date (when combined with the Fair Market Value of any other incentive stock options (as of the grant date of such options) exercisable for the first time in the same calendar year under any option plan of the Company) equal to or less than $100,000 (or such higher amount as permitted from time to time under the Code). Subject to the earlier termination of the Option as provided herein and in the Plan, any portion of the Option otherwise exercisable with respect to Option Shares then vested but not exercisable due to the immediately preceding sentence shall not be exercisable until the earlier of (a) such time that such portion of the Option can be exercised without exceeding the $100,000 limitation set forth above; or (b) nine years eleven months after the Grant Date.

         This Option shall not be exercisable in any event after the tenth anniversary [fifth anniversary in the case of a Ten Percent Shareholder] of the Grant Date. This Option may not be exercised for a fraction of a share of Common Stock. Unvested Options are subject to cancellation as provided in the Plan.

         To the extent the aggregate Fair Market Value of the Common Stock (determined as of the date of the Option grant) with respect to which Incentive Stock Options (but not non-qualified options) are exercisable for the first time by a Participant during any calendar year (under all stock option plans of the Company) shall exceed $100,000 or such higher amount as may be permitted from time to time under the Code, such Options shall be treated as non-qualified.

                  4. Conditions to Exercise. This Option may not be exercised by Grantee unless the following conditions are met:

                           (a) legal counsel for the Company must be satisfied
at the time of exercise that the issuance of Option Shares upon exercise will be in compliance with the Securities Act of 1933, as amended (the "Securities Act") and applicable United States federal, state and local laws and foreign laws; and

                           (b) Grantee must pay at the time of exercise the full
purchase price for the shares of Common Stock being acquired hereunder (i) in cash or by certified check or (ii) by delivery of other shares of Common Stock which have an aggregate Fair Market Value equal to the full exercise price in accordance with Section 1 for such Option shares being purchased upon such exercise, or (iii) by surrendering a portion of this Option which entitles the Grantee to purchase Option Shares which have vested and have an aggregate Fair Market Value equal to the full exercise price in accordance with Section 1 for such Option shares being purchased upon such exercise or (iv) through a combination thereof. In the event of the exercise of a non-qualified stock option, the Grantee must also remit the appropriate withholding taxes due upon exercise, in cash or in such other manner approved by the Committee. Please refer to the Plan for a complete description of method of delivery of Option shares pursuant to this Section 4(b).

                  5. Transferability. This Option may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by Grantee, except by will or the laws of descent and distribution (in which case, such transferee shall succeed to the rights and obligations of Grantee hereunder) and is exercisable during Grantee's lifetime only by Grantee. If Grantee or anyone claiming under or through Grantee attempts to violate this Paragraph 5, such attempted violation shall be null and void and without effect, and the Company's obligation hereunder shall terminate. If at the time of Grantee's death this Option has not been fully exercised, Grantee's estate or any person who acquires the right to exercise this Option by bequest or inheritance or by reason of Grantee's death may, at any time within one year after the date of Grantee's death (but in no event after the expiration of ten years from the Grant Date), exercise this Option with respect to the number of shares, determined under
Section 3 above, as to which Grantee could have exercised the Option at the time of Grantee's death. The applicable requirements of paragraph 4 above must be satisfied in full at the time of such exercise.

                  6. Administration. Any action taken or decision made by the Company, the Board or the Committee or its delegates arising out of or in connection with the construction, administration, interpretation or effect of the Plan or this Agreement shall lie within its sole and absolute discretion, as the case may be, and shall be final, conclusive and binding on Grantee and all persons claiming under or through Grantee. By accepting this grant or other benefit under the Plan, Grantee and each person claiming under or through Grantee shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee or its delegates.

                  7. No Rights as Stockholder. Unless and until a certificate or certificates representing such shares of Common Stock shall have been issued to Grantee (or any person acting under Paragraph 5 above), Grantee shall not be or have any of the rights or privileges of a stockholder of the Company with respect to shares of Common Stock acquirable upon exercise of the Option.

                  8. Disqualifying Disposition of Shares. In the event that Grantee exercises an Incentive Stock Option, and subsequently agrees to sell or dispose of the Option Shares acquired upon exercise before either (1) the expiration of two (2) years from the Grant Date, or (ii) the expiration of one
(1) year from the date of exercise, the Grantee must notify the Company of such disposition and the terms thereof and make arrangements to pay the Company in cash the amount of the withholding taxes, if any, due upon such disposition, as determined by the Company, and the transfer of such shares on the Company's records shall be conditioned on the payment of such taxes.

                  9. Investment Representation. Grantee hereby acknowledges that the shares of Common Stock which Grantee may acquire by exercising the Option shall be acquired for investment without a view to distribution, within the meaning of the Securities Act, and shall not be sold, transferred, assigned, pledged or hypothecated in the absence of an effective registration statement for the shares of Common Stock under the Securities Act and applicable state securities laws or an applicable exemption from the registration requirements of the Act and any applicable state securities laws. Grantee also agrees that the shares of Common Stock which Grantee may acquire by exercising the Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state.

                  10. Listing and Registration of Common Stock. The Company, in its discretion, may postpone the issuance and/or delivery of shares of Common Stock upon any exercise of this Option until completion of such stock exchange listing, or registration, or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may reasonably in good faith consider appropriate.

                  11. Notices. Any notice hereunder to the Company shall be addressed to the Company, Attention: Corporate Secretary, and any notice hereunder to Grantee shall be addressed to Grantee at Grantee's last address on the records of the Company, subject to the right of either party to designate at any time hereafter in writing some other address. Any notice shall be deemed to have been duly given when delivered personally, one day following dispatch if sent by nationally recognized overnight courier, fees prepaid, or three days following mailing if sent by registered mail, return receipt requested, postage prepaid and addressed as set forth above.

                  12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Grantee.

                  13. Governing Law. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to this Agreement, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

                  IN WITNESS WHEREOF, the Company and Grantee have executed this Agreement as of the date first above written.

                                        U.S. INTERACTIVE, INC.

                                        By:               /s/
                                      Name: Stephen T. Zarrilli
                                     Title: CEO

         GRANTEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION IS EARNED ONLY BY CONTINUING EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH GRANTEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OR MODIFY GRANTEE'S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

                  Grantee acknowledges receipt of a copy of the Plan and represents that Grantee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof except as otherwise specifically stated in this Option Agreement. Grantee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of this Option Agreement. Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.


                                              GRANTEE


                                                  /s/
                                                ------------------------------
                                                     Employee's Signature


                                                     Philip L. Calamia
                                                ------------------------------
                                                  Name of Employee (Print)

                                                       $100,000 Limitation Grant



          AGREEMENT EVIDENCING A GRANT OF AN INCENTIVE STOCK OPTION AND
            NON-QUALIFIED STOCK OPTION UNDER THE AMENDED AND RESTATED
                  1998 U.S. INTERACTIVE, INC. STOCK OPTION PLAN


                  Agreement (this "Agreement") made as of May 24, 1999 (the "Grant Date"), between U.S. Interactive, Inc. (the "Company"), and Michael M. Carter ("Grantee").

                  1. Grant of Option. Pursuant to the Amended and Restated 1998 Stock Option Plan of the Company (the "Plan"), the Company hereby grants to Grantee, as of the Grant Date, an incentive stock option to the extent all or any portion of this Option qualifies as an "incentive stock option" under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and to the extent that all or any portion of this Option does not so qualify as an "incentive stock option" under the Code, a non-qualified stock option (together, the "Option"), to purchase an aggregate of 50,000 shares (the "Option Shares") of the Common Stock of the Company (the "Common Stock") at a price of $9.25 per share of Common Stock, subject to adjustment and the other terms and conditions set forth herein and in the Plan. Capitalized terms herein shall have the meaning set forth in the Plan unless otherwise defined herein.

                  2. Grantee Bound by Plan. Enclosed is a copy of the Plan which is incorporated herein by reference and made a part hereof. The Plan shall govern all aspects of this Agreement except as otherwise specifically stated herein. Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. Unless otherwise defined herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan. The Plan should be carefully examined before any decision is made to exercise this Option. In accordance with the terms of the Plan, except as expressly set forth in this Agreement, both vested and unvested options are subject to expiration and forfeiture upon termination of the Grantee's employment with the Company or a Subsidiary, death or disability. The date on which the expiration and forfeiture will occur is set forth more fully in the Plan.

                  3. Exercise of Option. Subject to the earlier termination of the Option as provided herein and in the Plan, the Option shall vest with respect to 100% of the Option Shares over a four (4) year period, with 25% of the Option Shares (rounded up in the event of a half-share) vesting on each of the first, second and third anniversaries of the Grant Date; and the remainder shall vest on the fourth anniversary of the Grant Date. Subject to the foregoing, and only to the extent of the number of Option Shares which are then vested, the Option may be exercised only after a Trigger Event by written notice to the Company; provided however, if the Option otherwise qualifies as an Incentive Stock Option, the Option may be exercised only for that number of Option Shares which have a Fair Market Value at the Grant Date (when combined with the Fair Market Value of any other incentive stock options (as of the grant date of such options) exercisable for the first time in the same calendar year under any option plan of the Company) equal to or less than $100,000 (or such higher amount as permitted from time to time under the Code). Subject to the earlier termination of the Option as provided herein and in the Plan, any portion of the Option otherwise exercisable with respect to Option Shares then vested but not exercisable due to the immediately preceding sentence shall not be exercisable until the earlier of (a) such time that such portion of the Option can be exercised without exceeding the $100,000 limitation set forth above; or (b) nine years eleven months after the Grant Date.

         This Option shall not be exercisable in any event after the tenth anniversary [fifth anniversary in the case of a Ten Percent Shareholder] of the Grant Date. This Option may not be exercised for a fraction of a share of Common Stock. Unvested Options are subject to cancellation as provided in the Plan.

         To the extent the aggregate Fair Market Value of the Common Stock (determined as of the date of the Option grant) with respect to which Incentive Stock Options (but not non-qualified options) are exercisable for the first time by a Participant during any calendar year (under all stock option plans of the Company) shall exceed $100,000 or such higher amount as may be permitted from time to time under the Code, such Options shall be treated as non-qualified.

                  4. Conditions to Exercise. This Option may not be exercised by Grantee unless the following conditions are met:

                           (a) legal counsel for the Company must be satisfied
at the time of exercise that the issuance of Option Shares upon exercise will be in compliance with the Securities Act of 1933, as amended (the "Securities Act") and applicable United States federal, state and local laws and foreign laws; and

                           (b) Grantee must pay at the time of exercise the full
purchase price for the shares of Common Stock being acquired hereunder (i) in cash or by certified check or (ii) by delivery of other shares of Common Stock which have an aggregate Fair Market Value equal to the full exercise price in accordance with Section 1 for such Option shares being purchased upon such exercise, or (iii) by surrendering a portion of this Option which entitles the Grantee to purchase Option Shares which have vested and have an aggregate Fair Market Value equal to the full exercise price in accordance with Section 1 for such Option shares being purchased upon such exercise or (iv) through a combination thereof. In the event of the exercise of a non-qualified stock option, the Grantee must also remit the appropriate withholding taxes due upon exercise, in cash or in such other manner approved by the Committee. Please refer to the Plan for a complete description of method of delivery of Option shares pursuant to this Section 4(b).

                  5. Transferability. This Option may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by Grantee, except by will or the laws of descent and distribution (in which case, such transferee shall succeed to the rights and obligations of Grantee hereunder) and is exercisable during Grantee's lifetime only by Grantee. If Grantee or anyone claiming under or through Grantee attempts to violate this Paragraph 5, such attempted violation shall be null and void and without effect, and the Company's obligation hereunder shall terminate. If at the time of Grantee's death this Option has not been fully exercised, Grantee's estate or any person who acquires the right to exercise this Option by bequest or inheritance or by reason of Grantee's death may, at any time within one year after the date of Grantee's death (but in no event after the expiration of ten years from the Grant Date), exercise this Option with respect to the number of shares, determined under
Section 3 above, as to which Grantee could have exercised the Option at the time of Grantee's death. The applicable requirements of paragraph 4 above must be satisfied in full at the time of such exercise.

                  6. Administration. Any action taken or decision made by the Company, the Board or the Committee or its delegates arising out of or in connection with the construction, administration, interpretation or effect of the Plan or this Agreement shall lie within its sole and absolute discretion, as the case may be, and shall be final, conclusive and binding on Grantee and all persons claiming under or through Grantee. By accepting this grant or other benefit under the Plan, Grantee and each person claiming under or through Grantee shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee or its delegates.

                  7. No Rights as Stockholder. Unless and until a certificate or certificates representing such shares of Common Stock shall have been issued to Grantee (or any person acting under Paragraph 5 above), Grantee shall not be or have any of the rights or privileges of a stockholder of the Company with respect to shares of Common Stock acquirable upon exercise of the Option.

                  8. Disqualifying Disposition of Shares. In the event that Grantee exercises an Incentive Stock Option, and subsequently agrees to sell or dispose of the Option Shares acquired upon exercise before either (1) the expiration of two (2) years from the Grant Date, or (ii) the expiration of one
(1) year from the date of exercise, the Grantee must notify the Company of such disposition and the terms thereof and make arrangements to pay the Company in cash the amount of the withholding taxes, if any, due upon such disposition, as determined by the Company, and the transfer of such shares on the Company's records shall be conditioned on the payment of such taxes.

                  9. Investment Representation. Grantee hereby acknowledges that the shares of Common Stock which Grantee may acquire by exercising the Option shall be acquired for investment without a view to distribution, within the meaning of the Securities Act, and shall not be sold, transferred, assigned, pledged or hypothecated in the absence of an effective registration statement for the shares of Common Stock under the Securities Act and applicable state securities laws or an applicable exemption from the registration requirements of the Act and any applicable state securities laws. Grantee also agrees that the shares of Common Stock which Grantee may acquire by exercising the Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state.

                  10. Listing and Registration of Common Stock. The Company, in its discretion, may postpone the issuance and/or delivery of shares of Common Stock upon any exercise of this Option until completion of such stock exchange listing, or registration, or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may reasonably in good faith consider appropriate.

                  11. Notices. Any notice hereunder to the Company shall be addressed to the Company, Attention: Corporate Secretary, and any notice hereunder to Grantee shall be addressed to Grantee at Grantee's last address on the records of the Company, subject to the right of either party to designate at any time hereafter in writing some other address. Any notice shall be deemed to have been duly given when delivered personally, one day following dispatch if sent by nationally recognized overnight courier, fees prepaid, or three days following mailing if sent by registered mail, return receipt requested, postage prepaid and addressed as set forth above.

                  12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Grantee.

                  13. Governing Law. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to this Agreement, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

                  IN WITNESS WHEREOF, the Company and Grantee have executed this Agreement as of the date first above written.

                                        U.S. INTERACTIVE, INC.

                                        By: /s/
                                            ------------------------------
                                      Name: Stephen T. Zarrilli
                                     Title: CEO

         GRANTEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION IS EARNED ONLY BY CONTINUING EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH GRANTEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OR MODIFY GRANTEE'S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

                  Grantee acknowledges receipt of a copy of the Plan and represents that Grantee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof except as otherwise specifically stated in this Option Agreement. Grantee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of this Option Agreement. Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.


                                              GRANTEE


                                                  /s/
                                                ------------------------------
                                                    Employee's Signature


                                                   Michael M. Carter
                                                Name of Employee (Print)